UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 19, 2002
                      ------------------------------------
                Date of Report (Date of earliest event reported)

                           APPIANT TECHNOLOGIES, INC.
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      0-21999                  84-1360852
           --------                      -------                  ----------
  (State or other Jurisdiction     (S.E.C. File Number)         (IRS Employer
       of Incorporation)                                     Identification No.)

                                6663 Owens Drive
                              Pleasanton, CA 94588
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (925) 251-3200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Item 5.  Other events.

     Two members of the Appiant Technologies, Inc. Board of Directors, Allen F. Jacobson and Robert J. Schmier, have resigned their positions due to personal and business reasons unrelated to Appiant.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Appiant Technologies, Inc.
                                            -------------------------


July 19, 2002                               By:  /s/  Douglas S. Zorn
-------------                               -------------------------
                                            Douglas S. Zorn
                                            President & CEO



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